Exhibit 99.2

Supplemental Financial Information
Second Quarter 2012

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2011, as modified and updated by the Form 8-K filed on May 8, 2012 as well as the Form 10-Q for the quarter ended March 31, 2012.

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Preface	PRIMERICA, INC. Financial Supplement

SECOND QUARTER 2012

This document is a financial supplement to our second quarter 2012 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2011, operating adjustments exclude the impact of certain reinsurance recoveries which previously had not been recognized due to the uncertain nature of their recovery.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2012, we adopted ASU 2010-26 Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts and no longer defer certain indirect acquisition costs or costs attributable to unsuccessful efforts of acquiring life insurance policies.  We adopted this accounting policy change retrospectively and, accordingly, our historical results have been adjusted to reflect all results on a consistent basis across all periods presented.  See the table below for the impact on key metrics.

During the first quarter 2012, we closed a redundant reserve financing transaction. In connection with this transaction, we formed Peach Re, Inc. (Peach Re), a special purpose financial captive insurance company and indirect wholly owned subsidiary of the company.  In March 2012, Peach Re entered into a letter of credit facility with Deutsche Bank AG New York Branch with a term of approximately 14 years for a maximum amount of $510 million to support certain of its obligations for a portion of the reserves (commonly referred to as Regulation XXX reserves) related to level premium term life insurance policies ceded to Peach Re by Primerica Life under a new coinsurance agreement.  In connection with this transaction, Primerica Life Insurance Company (PLIC) obtained regulatory approval for the March 2012 payment of an extraordinary dividend of $150 million to Primerica, Inc.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012
Condensed Balance Sheets
Assets:
Investments and cash	$2,330,098	$2,297,013	$2,319,873	$2,157,582	$2,167,231	$2,016,842
Due from reinsurers	3,769,599	3,793,995	3,818,759	3,855,318	3,895,162	3,903,028
Deferred policy acquisition costs	786,055	833,784	864,623	904,485	948,087	990,558
Other assets	582,079	567,482	586,647	525,836	522,123	540,010
Separate account assets	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313	2,500,640
Total assets	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917	$9,951,077

Liabilities:
Future policy benefits	$4,470,185	$4,532,615	$4,557,535	$4,614,860	$4,676,374	$4,723,359
Other policy liabilities	604,487	588,202	589,826	589,542	606,793	593,956
Income taxes	100,666	84,859	87,950	81,316	88,503	82,755
Other liabilities	396,195	363,181	389,319	381,495	331,112	329,539
Note payable	300,000	300,000	300,000	300,000	300,000	300,000
Payable under securities lending	186,089	163,342	185,483	149,358	142,507	143,963
Separate account liabilities	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313	2,500,640
Total liabilities	8,640,502	8,576,628	8,386,817	8,525,169	8,686,602	8,674,211
Stockholders’ equity:
Common stock ($0.01 par value) (1)	732	736	737	649	653	599
Paid-in capital	1,016,973	1,021,338	1,026,265	835,232	842,613	693,717
Retained earnings	240,739	276,089	308,912	344,104	383,847	426,936
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598	107,187
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)	(2,031)
Cumulative translation adjustment	57,498	58,541	46,982	51,248	54,584	50,457
Total stockholders’ equity	1,410,210	1,460,076	1,479,790	1,326,650	1,387,314	1,276,866
Total liabilities and stockholders' equity	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917	$9,951,077

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,315,943	$1,356,704	$1,382,895	$1,231,233	$1,281,697	$1,171,709
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598	107,187
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)	(2,031)
Total reconciling items	94,268	103,372	96,894	95,417	105,617	105,156
Total stockholders’ equity	$1,410,210	$1,460,076	$1,479,790	$1,326,650	$1,387,314	$1,276,866

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$738,946	$786,055	$833,784	$864,623	$904,485	$948,087
General expenses deferred	7,381	8,410	7,625	7,754	7,003	7,492
Commission costs deferred	56,822	62,091	61,785	58,793	60,116	66,540
Amortization of deferred policy acquisition costs	(23,229)	(23,975)	(26,645)	(30,185)	(26,531)	(28,205)
Foreign currency impact and other, net	6,135	1,203	(11,927)	3,501	3,015	(3,356)
Balance, end of period	$786,055	$833,784	$864,623	$904,485	$948,087	$990,558

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except per-share data)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	YOY Q2	YOY YTD
Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	61,530,879	(11,926,454)	-16.2%	73,066,578	63,331,957	(9,734,621)	-13.3%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$8,559	22.8%	$84,892	$87,936	$3,044	3.6%
Less income attributable to unvested participating securities	(1,895)	(1,097)	(988)	(1,111)	(1,357)	(1,110)	(13)	-1.2%	(2,837)	(2,498)	339	12.0%
Net income used in computing basic EPS	$45,377	$36,523	$34,108	$36,094	$40,400	$45,069	$8,546	23.4%	$82,055	$85,438	$3,383	4.1%
Basic earnings per share	$0.62	$0.50	$0.46	$0.52	$0.62	$0.73	$0.24	47.3%	$1.12	$1.35	$0.23	20.1%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$6,863	17.8%	$82,034	$87,832	$5,798	7.1%
Less operating income attributable to unvested participating securities	(1,741)	(1,126)	(1,051)	(1,094)	(1,377)	(1,093)	33	2.9%	(2,741)	(2,495)	246	9.0%
Net operating income used in computing basic operating EPS	$41,700	$37,467	$36,250	$35,558	$41,000	$44,362	$6,896	18.4%	$79,293	$85,337	$6,045	7.6%
Basic operating income per share	$0.57	$0.51	$0.49	$0.51	$0.63	$0.72	$0.21	41.4%	$1.09	$1.35	$0.26	24.2%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	61,530,879	(11,926,454)	-16.2%	73,066,578	63,331,957	(9,734,621)	-13.3%
Dilutive impact of warrants	1,154,597	743,814	541,184	802,787	1,141,687	1,155,701	411,887	55.4%	960,944	1,148,767	187,823	19.5%
Shares used to calculate diluted EPS	73,826,078	74,201,147	74,199,437	70,169,219	66,274,722	62,686,580	(11,514,567)	-15.5%	74,027,522	64,480,724	(9,546,798)	-12.9%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$8,559	22.8%	$84,892	$87,936	$3,044	3.6%
Less income attributable to unvested participating securities	(1,867)	(1,087)	(982)	(1,099)	(1,335)	(1,092)	(4)	-0.4%	(2,802)	(2,457)	346	12.3%
Net income used in computing diluted EPS	$45,405	$36,533	$34,115	$36,105	$40,421	$45,088	$8,555	23.4%	$82,090	$85,479	$3,389	4.1%
Diluted earnings per share	$0.62	$0.49	$0.46	$0.51	$0.61	$0.72	$0.23	46.1%	$1.11	$1.33	$0.22	19.5%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$6,863	17.8%	$82,034	$87,832	$5,798	7.1%
Less operating income attributable to unvested participating securities	(1,715)	(1,115)	(1,044)	(1,083)	(1,355)	(1,074)	41	3.7%	(2,708)	(2,454)	254	9.4%
Net operating income used in computing diluted operating EPS	$41,726	$37,477	$36,257	$35,570	$41,022	$44,381	$6,904	18.4%	$79,326	$85,378	$6,052	7.6%
Diluted operating income per share	$0.57	$0.51	$0.49	$0.51	$0.62	$0.71	$0.20	40.2%	$1.07	$1.32	$0.25	23.6%

Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	YOY Q2	YOY YTD
Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,383,369	$1,435,143	$1,469,933	$1,403,220	$1,356,982	$1,332,090	$(103,053)	-7.2%	$1,409,256	$1,344,536	$(64,720)	-4.6%
Average adjusted stockholders' equity	$1,288,212	$1,336,324	$1,369,800	$1,307,064	$1,256,465	$1,226,703	$(109,620)	-8.2%	$1,312,268	$1,241,584	$(70,683)	-5.4%

Net income return on stockholders' equity	13.7%	10.5%	9.6%	10.6%	12.3%	13.9%	3.4%	nm	12.0%	13.1%	1.0%	nm
Net income return on adjusted stockholders' equity	14.7%	11.3%	10.2%	11.4%	13.3%	15.1%	3.8%	nm	12.9%	14.2%	1.2%	nm

Net operating income return on adjusted stockholders' equity	13.5%	11.6%	10.9%	11.2%	13.5%	14.8%	3.3%	nm	12.5%	14.1%	1.6%	nm

Capital Structure
Debt-to-capital (1)	17.5%	17.0%	16.9%	18.4%	17.8%	19.0%	2.0%	nm	17.0%	19.0%	2.0%	nm

Cash and invested assets to stockholders' equity	1.7	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	0.0	x	nm	1.6	x	1.6	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.8	x	1.7	x	1.7	x	0.0	x	nm	1.7	x	1.7	x	0.0	x	nm

Share count, end of period (2)	73,187,837	73,603,111	73,740,120	64,882,643	65,303,547	59,868,486	(13,734,625)	-18.7%	73,603,111	59,868,486	(13,734,625)	-18.7%
Adjusted stockholders' equity per share	$17.98	$18.43	$18.75	$18.98	$19.63	$19.57	$1.14	6.2%	$18.43	$19.57	$1.14	6.2%

Financial Strength Ratings - Primerica Life Insurance Company
Moody's	na	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm
Fitch	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	na	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	na	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	na	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$552,069	$560,881	$560,739	$555,778	$561,037	$570,073	$9,192	1.6%	$1,112,950	$1,131,110	$18,160	1.6%
Ceded premiums	(422,238)	(435,564)	(425,643)	(419,630)	(418,163)	(415,814)	19,750	4.5%	(857,802)	(833,978)	23,824	2.8%
Net premiums	129,831	125,317	135,096	136,148	142,874	154,259	28,942	23.1%	255,148	297,132	41,984	16.5%
Net investment income	28,626	27,229	27,103	25,644	26,097	23,605	(3,624)	-13.3%	55,855	49,702	(6,153)	-11.0%
Commissions and fees:
Sales-based (1)	43,128	44,904	42,244	40,086	44,467	47,269	2,364	5.3%	88,032	91,736	3,704	4.2%
Asset-based (2)	44,825	45,348	41,996	40,889	43,722	43,751	(1,598)	-3.5%	90,174	87,472	(2,701)	-3.0%
Account-based (3)	10,432	11,811	10,140	9,615	9,373	9,494	(2,317)	-19.6%	22,242	18,867	(3,375)	-15.2%
Other commissions and fees	7,731	6,635	6,502	6,693	6,343	6,248	(386)	-5.8%	14,366	12,591	(1,774)	-12.4%
Realized investment (losses) gains	327	2,035	(178)	4,256	2,132	4,320	2,285	112.3%	2,362	6,452	4,090	nm
Other, net	11,452	11,816	12,887	12,526	11,594	11,581	(236)	-2.0%	23,268	23,174	(94)	-0.4%
Total revenues	276,352	275,095	275,790	275,855	286,601	300,525	25,430	9.2%	551,447	587,127	35,680	6.5%
Benefits and expenses:
Benefits and claims	57,635	57,272	64,101	63,688	67,933	68,925	11,652	20.3%	114,907	136,858	21,951	19.1%
Amortization of DAC	23,229	23,975	26,645	30,185	26,531	28,205	4,231	17.6%	47,203	54,736	7,533	16.0%
Insurance commissions	8,998	9,532	10,536	9,553	8,496	6,457	(3,075)	-32.3%	18,530	14,954	(3,576)	-19.3%
Insurance expenses	15,798	26,988	22,133	24,273	22,444	24,589	(2,399)	-8.9%	42,786	47,033	4,247	9.9%
Sales commissions:
Sales-based (1)	30,553	31,389	29,640	26,805	31,600	33,285	1,895	6.0%	61,942	64,885	2,943	4.8%
Asset-based (2)	15,451	15,111	13,805	13,534	14,745	15,031	(80)	-0.5%	30,562	29,777	(786)	-2.6%
Other sales commissions	4,434	3,774	3,692	3,534	3,371	3,159	(615)	-16.3%	8,208	6,531	(1,678)	-20.4%
Interest expense	6,997	6,998	7,000	6,973	6,910	8,505	1,508	21.5%	13,995	15,416	1,421	10.2%
Other operating expenses	40,001	41,590	42,732	40,630	41,104	40,447	(1,142)	-2.7%	81,591	81,551	(40)	nm
Total benefits and expenses	203,095	216,630	220,285	219,175	223,135	228,605	11,975	5.5%	419,725	451,740	32,015	7.6%
Income before income taxes	73,256	58,465	55,505	56,681	63,466	71,921	13,455	23.0%	131,722	135,386	3,665	2.8%
Income taxes	25,985	20,845	20,409	19,477	21,709	25,741	4,896	23.5%	46,830	47,451	621	1.3%
Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$8,559	22.8%	$84,892	$87,936	$3,044	3.6%

Income Before Income Taxes by Segment
Term Life	$49,716	$36,027	$39,663	$37,045	$44,283	$51,722	$15,696	43.6%	$85,743	$96,006	$10,263	12.0%
Investment & Savings Products	31,039	30,470	26,746	28,821	28,869	29,444	(1,026)	-3.4%	61,509	58,314	(3,195)	-5.2%
Corporate & Other Distributed Products	(7,498)	(8,032)	(10,903)	(9,185)	(9,687)	(9,246)	(1,214)	-15.1%	(15,530)	(18,933)	(3,403)	-21.9%
Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$71,921	$13,455	23.0%	$131,722	$135,386	$3,665	2.8%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
(Dollars in thousands)
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$267,296	$273,060	$275,968	$271,600	$284,469	$296,206	$23,145	8.5%	$540,356	$580,675	$40,319	7.5%

Operating revenues reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	4,320	nm	nm	2,362	6,452	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	—	nm	nm	8,729	—	nm	nm
Total operating revenues reconciling items	9,056	2,035	(178)	4,256	2,132	4,320	nm	nm	11,091	6,452	nm	nm

Total revenues	$276,352	$275,095	$275,790	$275,855	$286,601	$300,525	$25,430	9.2%	$551,447	$587,127	$35,680	6.5%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$67,321	$59,976	$58,992	$55,840	$64,409	$70,793	$10,817	18.0%	$127,296	$135,201	$7,905	6.2%

Operating income before income taxes reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	4,320	nm	nm	2,362	6,452	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	—	nm	nm	8,729	—	nm	nm
Initial & accelerated management / field grant expense	(3,120)	(3,546)	(3,309)	(3,415)	(3,075)	(3,192)	nm	nm	(6,665)	(6,267)	nm	nm
Total operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	1,128	nm	nm	4,425	185	nm	nm

Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$71,921	$13,455	23.0%	$131,722	$135,386	$3,665	2.8%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$6,863	17.8%	$82,034	$87,832	$5,798	7.1%

Net operating income reconciling items:
Operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	1,128	nm	nm	4,425	185	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(2,105)	539	1,282	(289)	323	(404)	nm	nm	(1,567)	(81)	nm	nm
Total net operating income reconciling items	3,830	(972)	(2,205)	552	(621)	724	nm	nm	2,858	104	nm	nm

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$8,559	22.8%	$84,892	$87,936	$3,044	3.6%

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Segment Operating Results	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$10,046	1.9%	$1,072,451	$1,092,487	$20,036	1.9%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	(412,038)	19,852	4.6%	(859,272)	(826,597)	32,675	3.8%
Net premiums	104,786	108,393	117,760	120,973	127,598	138,292	29,898	27.6%	213,179	265,890	52,711	24.7%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	16,685	1,017	6.5%	31,463	33,345	1,882	6.0%
Other, net	7,653	7,580	8,289	8,144	7,547	7,753	174	2.3%	15,233	15,301	68	0.4%
Operating revenues	128,233	131,641	141,713	144,678	151,805	162,730	31,089	23.6%	259,875	314,535	54,660	21.0%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	59,984	16,063	36.6%	91,271	117,493	26,222	28.7%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	22,547	2,653	13.3%	40,022	46,480	6,459	16.1%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	2,314	(3,006)	-56.5%	9,384	5,891	(3,492)	-37.2%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	21,782	(1,825)	-7.7%	36,440	41,499	5,059	13.9%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,380	1,508	52.5%	5,745	7,166	1,421	24.7%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	111,008	15,393	16.1%	182,861	218,529	35,668	19.5%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$51,722	$15,696	43.6%	$77,014	$96,006	$18,992	24.7%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$47,269	$2,364	5.3%	$88,032	$91,736	$3,704	4.2%
Asset-based	44,825	45,348	41,996	40,889	43,722	43,751	(1,598)	-3.5%	90,174	87,472	(2,701)	-3.0%
Account-based	10,432	11,811	10,140	9,615	9,373	9,494	(2,317)	-19.6%	22,242	18,867	(3,375)	-15.2%
Other, net	2,461	2,522	3,105	3,196	2,572	2,454	(68)	-2.7%	4,984	5,026	42	0.8%
Operating revenues	100,846	104,586	97,486	93,786	100,133	102,967	(1,618)	-1.5%	205,432	203,101	(2,331)	-1.1%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	2,881	(870)	-23.2%	6,535	6,103	(432)	-6.6%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	2,252	(93)	-4.0%	4,484	4,401	(84)	-1.9%
Sales commissions:												#DIV/0!
Sales-based	30,553	31,389	29,640	26,805	31,600	33,285	1,895	6.0%	61,942	64,885	2,943	4.8%
Asset-based	15,451	15,111	13,805	13,534	14,745	15,031	(80)	-0.5%	30,562	29,777	(786)	-2.6%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	20,074	(1,445)	-6.7%	40,398	39,621	(777)	-1.9%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	73,523	(592)	-0.8%	143,922	144,787	864	0.6%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$29,444	$(1,026)	-3.4%	$61,509	$58,314	$(3,195)	-5.2%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,902	$20,597	$21,046	$18,328	$18,880	$19,744	$(854)	-4.1%	$40,499	$38,624	$(1,876)	-4.6%
Ceded premiums	(3,585)	(3,674)	(3,710)	(3,153)	(3,604)	(3,777)	(103)	-2.8%	(7,259)	(7,381)	(122)	-1.7%
Net premiums	16,317	16,924	17,336	15,174	15,276	15,967	(957)	-5.7%	33,240	31,243	(1,998)	-6.0%
Allocated net investment income	12,831	11,560	11,439	10,083	9,437	6,919	(4,641)	-40.1%	24,392	16,357	(8,035)	-32.9%
Commissions and fees:
Loans	1,528	1,202	1,126	1,134	913	627	(575)	-47.9%	2,730	1,539	(1,190)	-43.6%
DebtWatchers	1,071	805	840	791	717	648	(157)	-19.5%	1,876	1,365	(511)	nm
Prepaid Legal Services	2,619	2,345	2,329	2,321	2,289	2,266	(79)	-3.4%	4,964	4,555	(409)	-8.2%
Auto and Homeowners Insurance	1,687	1,507	1,427	1,606	1,689	1,836	329	21.8%	3,194	3,526	332	10.4%
Long-Term Care Insurance	825	775	764	835	724	650	(126)	-16.2%	1,601	1,373	(227)	-14.2%
Other sales commissions	1	0	16	5	12	222	221	nm	2	234	232	nm
Other, net	1,337	1,715	1,493	1,186	1,475	1,373	(342)	-19.9%	3,052	2,848	(204)	-6.7%
Operating revenues	38,216	36,833	36,770	33,136	32,531	30,508	(6,325)	-17.2%	75,050	63,039	(12,011)	-16.0%
Benefits and expenses:
Benefits and claims	10,284	13,352	12,034	9,867	10,424	8,941	(4,411)	-33.0%	23,636	19,365	(4,271)	-18.1%
Amortization of DAC	317	330	322	1,110	(625)	2,778	2,448	nm	646	2,153	1,506	nm
Insurance commissions	2,794	1,867	2,626	3,084	2,770	1,891	24	1.3%	4,662	4,661	(0)	nm
Insurance expenses	2,965	3,381	2,947	4,851	2,727	2,807	(575)	-17.0%	6,346	5,534	(812)	-12.8%
Sales commissions	4,434	3,774	3,692	3,534	3,371	3,159	(615)	-16.3%	8,208	6,531	(1,678)	-20.4%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	8,250	8,250	—	nm
Other operating expenses	18,003	16,525	18,440	16,591	18,482	17,181	656	4.0%	34,528	35,663	1,135	3.3%
Operating benefits and expenses	42,922	43,354	44,186	43,162	41,275	40,882	(2,472)	-5.7%	86,276	82,157	(4,119)	-4.8%
Operating income before income taxes	$(4,705)	$(6,521)	$(7,416)	$(10,026)	$(8,744)	$(10,374)	$(3,853)	-59.1%	$(11,227)	$(19,118)	$(7,892)	-70.3%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)							YOY Q2				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$10,046	1.9%	$1,072,451	$1,092,487	$20,036	1.9%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	(412,038)	19,852	4.6%	(859,272)	(826,597)	32,675	3.8%
Net premiums	104,786	108,393	117,760	120,973	127,598	138,292	29,898	27.6%	213,179	265,890	52,711	24.7%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	16,685	1,017	6.5%	31,463	33,345	1,882	6.0%
Other, net	7,653	7,580	8,289	8,144	7,547	7,753	174	2.3%	15,233	15,301	68	0.4%
Operating revenues	128,233	131,641	141,713	144,678	151,805	162,730	31,089	23.6%	259,875	314,535	54,660	21.0%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	59,984	16,063	36.6%	91,271	117,493	26,222	28.7%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	22,547	2,653	13.3%	40,022	46,480	6,459	16.1%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	2,314	(3,006)	-56.5%	9,384	5,891	(3,492)	-37.2%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	21,782	(1,825)	-7.7%	36,440	41,499	5,059	13.9%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,380	1,508	52.5%	5,745	7,166	1,421	24.7%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	111,008	15,393	16.1%	182,861	218,529	35,668	19.5%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$51,722	$15,696	43.6%	$77,014	$96,006	$18,992	24.7%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$46,771	$56,581	$64,655	$71,240	$79,146	$88,860	$32,279	57.0%	$103,352	$168,006	$64,653	62.6%
Ceded premiums	(8,075)	(9,320)	(8,513)	(8,753)	(13,012)	(14,450)	(5,130)	-55.0%	(17,395)	(27,461)	(10,066)	-57.9%
Net premiums	38,697	47,261	56,142	62,487	66,134	74,410	27,149	57.4%	85,957	140,544	54,587	63.5%
Allocated net investment income	630	722	986	1,195	1,302	2,431	1,709	nm	1,352	3,733	2,381	nm
Other, net	7,614	7,605	8,287	8,151	7,501	7,671	66	0.9%	15,219	15,172	(47)	-0.3%
Operating revenues	46,941	55,588	65,415	71,833	74,938	84,512	28,924	52.0%	102,529	159,450	56,921	55.5%
Benefits and expenses:
Benefits and claims	14,002	17,380	21,086	23,261	25,056	26,667	9,288	53.4%	31,382	51,723	20,341	64.8%
Amortization of DAC	9,249	8,324	11,193	14,893	14,674	12,117	3,793	45.6%	17,573	26,790	9,218	52.5%
Insurance commissions	3,737	5,052	5,366	4,123	3,364	1,965	(3,087)	-61.1%	8,789	5,330	(3,460)	-39.4%
Insurance expenses	21,976	32,353	28,054	28,915	28,133	29,911	(2,442)	-7.5%	54,328	58,044	3,715	6.8%
Interest expense	—	—	—	—	—	266	266	nm	—	266	266	nm
Operating benefits and expenses	48,963	63,109	65,700	71,193	71,227	70,927	7,818	12.4%	112,072	142,153	30,081	26.8%
Operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	$13,585	$21,106	nm	$(9,543)	$17,296	$26,839	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$485,396	$483,702	$475,038	$466,211	$463,011	$461,470	$(22,233)	-4.6%	$969,098	$924,481	$(44,617)	-4.6%
Ceded premiums	(419,307)	(422,570)	(413,421)	(407,724)	(401,548)	(397,588)	24,982	5.9%	(841,877)	(799,136)	42,741	5.1%
Net premiums	66,089	61,132	61,618	58,487	61,464	63,882	2,749	4.5%	127,222	125,345	(1,876)	-1.5%
Allocated net investment income	15,164	14,947	14,678	14,365	15,357	14,255	(692)	-4.6%	30,111	29,612	(499)	-1.7%
Other, net	39	(26)	2	(7)	46	82	108	nm	14	128	115	nm
Operating revenues	81,293	76,053	76,298	72,845	76,867	78,218	2,165	2.8%	157,346	155,085	(2,260)	-1.4%
Benefits and expenses:
Benefits and claims	33,349	26,541	30,981	30,560	32,453	33,317	6,776	25.5%	59,890	65,770	5,880	9.8%
Amortization of DAC	10,878	11,571	11,096	12,270	9,259	10,430	(1,140)	-9.9%	22,449	19,690	(2,759)	-12.3%
Insurance commissions	327	268	267	257	213	349	81	30.4%	595	562	(33)	-5.5%
Insurance expenses	9,366	9,466	9,014	7,989	9,162	9,164	(302)	-3.2%	18,831	18,327	(505)	-2.7%
Insurance expense allowance	(18,508)	(18,212)	(17,883)	(17,483)	(17,579)	(17,293)	919	5.0%	(36,720)	(34,872)	1,848	5.0%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,114	1,241	43.2%	5,745	6,900	1,155	20.1%
Operating benefits and expenses	38,283	32,506	36,351	36,441	36,294	40,082	7,575	23.3%	70,789	76,376	5,587	7.9%
Operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	$38,137	$(5,410)	-12.4%	$86,556	$78,709	$(7,847)	-9.1%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

				(6)	(6)	(6)	YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	94,850	92,212	90,519	91,970	91,176	89,651	(2,561)	-2.8%	94,850	91,176	(3,674)	-3.9%
New life-licensed representatives	7,145	8,061	10,334	8,171	7,650	9,786	1,725	21.4%	15,206	17,436	2,230	14.7%
Non-renewal and terminated representatives	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)	(8,569)	1,185	12.1%	(19,537)	(17,744)	1,793	9.2%
Life-insurance licensed sales force, end of period	92,212	90,519	91,970	91,176	89,651	90,868	349	0.4%	90,519	90,868	349	0.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$41.1	$47.5	$50.1	$48.9	$44.7	$47.8	$0.4	0.8%	$88.6	$92.6	$4.0	4.5%
Additions and increases in premium	10.4	11.4	11.5	11.6	10.7	11.4	(0.1)	-0.6%	21.8	22.1	0.2	1.0%
Total estimated annualized issued term life premium	$51.5	$58.9	$61.7	$60.4	$55.4	$59.2	$0.3	0.5%	$110.4	$114.6	$4.2	3.8%

Issued term life policies	51,281	59,826	65,067	61,361	56,145	60,583	757	1.3%	111,107	116,728	5,621	5.1%
Estimated average annualized issued term life premium per policy (1)(2)	$802	$794	$771	$796	$797	$790	$(4)	-0.5%	$797	$793	$(4)	-0.5%

Term life face amount in-force, beginning of period ($mills)	$656,791	$658,523	$663,617	$666,182	$664,955	$664,423	$5,900	0.9%	$656,791	$664,955	$8,164	1.2%
Issued term life face amount (3)	16,735	18,974	18,885	18,552	16,983	18,307	(667)	-3.5%	35,709	35,290	(419)	-1.2%
Terminated term life face amount	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)	(14,322)	402	2.7%	(31,971)	(30,630)	1,341	4.2%
Foreign currency impact, net	2,244	843	(98)	(1,019)	(1,208)	(384)	(1,227)	nm	3,087	(1,592)	(4,679)	nm
Term life face amount in-force, end of period	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024	$4,408	0.7%	$663,617	$668,024	$4,408	0.7%

New Term Life Insurance - Financial Analysis

Direct premium	$46,771	$56,581	$64,655	$71,240	$79,146	$88,860	32,279	57.0%	$103,352	$168,006	$64,653	62.6%

New term life operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	$13,585	21,106	nm	$(9,543)	$17,296	$26,839	nm
% of direct premium	-4.3%	-13.3%	-0.4%	0.9%	4.7%	15.3%	nm	nm	-9.2%	10.3%	nm	nm

Benefits & expenses, net (4)	$35,063	$40,076	$46,158	$51,030	$56,105	$55,199	15,123	37.7%	$75,138	$111,304	$36,166	48.1%
% of direct premium	75.0%	70.8%	71.4%	71.6%	70.9%	62.1%	nm	nm	72.7%	66.3%	nm	nm

Insurance expenses, net (5)	$14,362	$24,747	$19,768	$20,764	$20,632	$22,240	(2,508)	-10.1%	$39,109	$42,872	$3,763	9.6%
% of direct premium	30.7%	43.7%	30.6%	29.1%	26.1%	25.0%	nm	nm	37.8%	25.5%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$485,396	$483,702	$475,038	$466,211	$463,011	$461,470	(22,233)	-4.6%	$969,098	$924,481	$(44,617)	-4.6%

Legacy term life operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	$38,137	(5,410)	-12.4%	$86,556	$78,709	$(7,847)	-9.1%
% of direct premium	8.9%	9.0%	8.4%	7.8%	8.8%	8.3%	nm	nm	8.9%	8.5%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$47,269	$2,364	5.3%	$88,032	$91,736	$3,704	4.2%
Asset-based	44,825	45,348	41,996	40,889	43,722	43,751	(1,598)	-3.5%	90,174	87,472	(2,701)	-3.0%
Account-based	10,432	11,811	10,140	9,615	9,373	9,494	(2,317)	-19.6%	22,242	18,867	(3,375)	-15.2%
Other, net	2,461	2,522	3,105	3,196	2,572	2,454	(68)	-2.7%	4,984	5,026	42	0.8%
Operating revenues	100,846	104,586	97,486	93,786	100,133	102,967	(1,618)	-1.5%	205,432	203,101	(2,331)	-1.1%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	2,881	(870)	-23.2%	6,535	6,103	(432)	-6.6%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	2,252	(93)	-4.0%	4,484	4,401	(84)	-1.9%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	33,285	1,895	6.0%	61,942	64,885	2,943	4.8%
Asset-based	15,451	15,111	13,805	13,534	14,745	15,031	(80)	-0.5%	30,562	29,777	(786)	-2.6%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	20,074	(1,445)	-6.7%	40,398	39,621	(777)	-1.9%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	73,523	(592)	-0.8%	143,922	144,787	864	0.6%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$29,444	$(1,026)	-3.4%	$61,509	$58,314	$(3,195)	-5.2%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$646.0	$603.1	$498.3	$482.5	$611.9	$589.6	$(13.5)	-2.2%	$1,249.1	$1,201.5	$(47.6)	-3.8%
Variable Annuities and other	344.6	458.0	483.4	388.4	428.9	500.3	42.3	9.2%	802.6	929.3	126.7	15.8%
Total sales-based revenue generating product sales	990.6	1,061.1	981.7	870.9	1,040.8	1,090.0	28.8	2.7%	2,051.7	2,130.8	79.1	3.9%
Managed Mutual Funds	—	0.2	11.8	16.6	23.1	39.6	39.4	nm	0.2	62.7	62.5	nm
Segregated Funds	123.1	74.2	66.6	68.4	123.7	64.3	(9.9)	-13.3%	197.2	188.0	(9.2)	-4.7%
Total product sales	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$1,193.9	$58.4	5.1%	$2,249.2	$2,381.6	$132.4	5.9%

Client asset values, beginning of period ($mills)	$34,869	$36,187	$36,020	$31,623	$33,664	$36,279	$91	0.3%	$34,869	$33,664	$(1,205)	-3.5%
Inflows	1,114	1,136	1,060	956	1,188	1,194	58	5.1%	2,249	2,382	132	5.9%
Outflows (1)	(1,083)	(1,118)	(1,091)	(983)	(1,233)	(1,144)	(26)	-2.3%	(2,201)	(2,377)	(176)	-8.0%
Net flows	31	18	(31)	(27)	(45)	50	32	nm	48	4	(44)	nm
Change in market value, net and other (2)	1,288	(185)	(4,365)	2,068	2,660	(1,043)	(857)	nm	1,102	1,617	515	nm
Client asset values, end of period	$36,187	$36,020	$31,623	$33,664	$36,279	$35,286	$(734)	-2.0%	$36,020	$35,286	$(734)	-2.0%

Average client asset values ($mills)
Retail Mutual Funds	$24,882	$25,330	$23,500	$22,583	$23,694	$23,724	$(1,606)	-6.3%	$25,106	$23,709	$(1,397)	-5.6%
Managed Mutual Funds	—	0	21	104	212	326	326	nm	0	269	269	nm
Variable Annuities and other	8,242	8,588	8,192	8,083	8,717	8,972	384	4.5%	8,415	8,845	430	5.1%
Segregated Funds	2,477	2,545	2,479	2,454	2,499	2,527	(18)	-0.7%	2,511	2,513	2	0.1%
Total	$35,602	$36,463	$34,192	$33,224	$35,122	$35,550	$(913)	-2.5%	$36,033	$35,336	$(697)	-1.9%

Average number of fee-generating accounts (thous) (3)	2,662	2,611	2,626	2,611	2,584	2,583	(27)	-1.0%	2,637	2,584	(53)	-2.0%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.27%	1.27%	1.28%	1.53%	1.24%	1.28%	nm	nm	1.27%	1.26%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.06%	0.07%	0.07%	0.07%	nm	nm	0.13%	0.13%	nm	nm

Account-based revenue per average fee generating account (6)	$3.92	$4.52	$3.86	$3.68	$3.63	$3.67	nm	nm	$8.44	$7.30	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

		As of or for the period ended June 30, 2012
					% of Total		Avg
		Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)		Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents		$108,062	$108,062	$—	5.4%	5.9%

Fixed Income:
Treasury	Treasury	33,910	30,803	3,107	1.7%	1.7%	3.05%	AAA
Government	Government	111,277	96,386	14,892	5.6%	5.3%	4.70%	AA
Tax-Exempt Municipal	Tax-Exempt Municipal	8,719	8,304	416	0.4%	0.5%	3.31%	AA
Corporate	Corporate	1,191,834	1,080,848	110,986	59.8%	59.2%	5.75%	BBB+
Mortgage-Backed	Mortgage Backed	230,040	210,551	19,488	11.5%	11.5%	5.48%	AAA
Asset-Backed	Asset Backed	31,849	33,319	(1,470)	1.6%	1.8%	1.72%	AA
CMBS	CMBS	113,413	106,712	6,701	5.7%	5.8%	4.87%	AAA
Private	Private	123,893	117,942	5,951	6.2%	6.5%	5.75%	BBB
Redeemable Preferred	Redeemable Preferred	876	1,343	(468)	0.0%	0.1%	37.42%	A-
Convertible	Convertible	6,956	6,605	350	0.3%	0.4%	4.59%	A-
Total Fixed Income		1,852,767	1,692,814	159,953	93.0%	92.7%	5.48%	A
		OK	OK
Equities:
Perpetual Preferred	Perpetual Preferred	3,673	3,085	588	0.2%	0.2%
Common Stock	Common Stock	13,371	10,523	2,848	0.7%	0.6%
Mutual Fund	Mutual Fund	7,539	4,198	3,342	0.4%	0.2%
Other	Others	7,227	7,227	—	0.4%	0.4%
Total Equities		31,811	25,033	6,778	1.6%	1.4%
		OK	OK
Total Invested Assets		$1,992,641	$1,825,910	$166,731	100.0%	100.0%
			OK
Corporate Portfolio by Sector

Banking	Banking	$108,113	$102,888	$5,225	9.1%	9.5%
Basic Industry	Basic Industry	90,908	82,312	8,596	7.6%	7.6%
Brokerage	Brokerage	15,556	14,536	1,020	1.3%	1.3%
Capital Goods	Capital Goods	77,228	69,322	7,906	6.5%	6.4%
Communications	Communications	79,386	72,066	7,320	6.7%	6.7%
Consumer Cyclical	Consumer Cyclical	49,750	45,527	4,224	4.2%	4.2%
Consumer Non-Cyclical	Consumer Non Cyclical	144,762	127,329	17,433	12.1%	11.8%
Electric	Electric	115,045	99,906	15,139	9.7%	9.2%
Energy	Energy	89,235	80,133	9,102	7.5%	7.4%
Finance Companies	Finance Companies	28,004	24,618	3,386	2.3%	2.3%
Financial Other	Financial Other	7,895	7,444	451	0.7%	0.7%
Industrial Other	Industrial Other	33,482	30,567	2,915	2.8%	2.8%
Insurance	Insurance	96,570	88,584	7,986	8.1%	8.2%
Natural Gas	Natural Gas	59,401	53,161	6,240	5.0%	4.9%
REITs	REITs	112,230	104,525	7,705	9.4%	9.7%
Technology	Technology	60,934	56,810	4,124	5.1%	5.3%
Transportation	Transportation	18,174	16,122	2,051	1.5%	1.5%
Utility Other	Utility Other	5,161	4,997	164	0.4%	0.5%
Total Corporate portfolio		$1,191,834	$1,080,848	$110,986	100.0%	100.0%
		OK	OK
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.		$184,071	$180,426	$3,645	9.9%	10.7%	4.49%
1-2 Yrs.		294,327	276,083	18,244	15.9%	16.3%	5.87%
2-5 Yrs.		593,005	547,542	45,464	32.0%	32.3%	5.23%
5-10 Yrs.		723,640	638,646	84,995	39.1%	37.7%	5.79%
> 10 Yrs.		57,724	50,118	7,605	3.1%	3.0%	5.84%
Total Fixed Income		$1,852,767	$1,692,814	$159,953	100.0%	100.0%	5.48%
		OK	OK
Duration

Fixed Income portfolio duration		3.6	years

12 of 15

Investment Portfolio - Quality Ratings As of June 30, 2012	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$358,513	21.2%
AA	128,994	7.6%
A	396,068	23.4%
BBB	699,906	41.3%
Below Investment Grade	108,448	6.4%
NA	885	0.1%	OK
Total Fixed Income	$1,692,814	100.0%

	Amortized Cost	% of Total					Amortized Cost	% of Total
Corporate asset class:					Private asset class:
Rating					Rating
AAA	$350	0.0%			AAA		$222	0.2%
AA	58,758	5.4%		%	AA		6,431	5.5%
A	343,180	31.8%			A		14,430	12.2%
BBB	603,431	55.8%			BBB		79,773	67.6%
Below Investment Grade	74,284	6.9%			Below Investment Grade		17,086	14.5%
NA	845	0.1%	OK		NA		—	—	OK
Total Corporate	$1,080,848	100.0%				Total Private	$117,942	100.0%

CMBS asset class:					Mortgage-Backed asset class:
Rating					Rating
AAA	$91,298	85.6%			AAA		$190,733	90.6%
AA	12,248	11.5%			AA		4,531	2.2%
A	1,573	1.5%			A		1,562	0.7%
BBB	1,001	0.9%			BBB		3,793	1.8%
Below Investment Grade	589	0.6%			Below Investment Grade		9,932	4.7%
NA	2	0.0%	OK		NA		—	—	OK
Total CMBS	$106,712	100.0%				Total Mortgage-Backed	$210,551	100.0%

Asset-Backed asset class:					Treasury & Government asset classes:
Rating					Rating
AAA	$25,597	76.8%			AAA		$49,683	39.1%
AA	768	2.3%			AA		39,685	31.2%		0.00%
A	427	1.3%			A		30,071	23.6%		0.00%
BBB	—	—			BBB		7,750	6.1%		#######
Below Investment Grade	6,527	19.6%			Below Investment Grade		—	—
NA	—	—	OK		NA		—	—	Error
Total Asset-Backed	$33,319	100.0%				Total Treasury & Government	$127,189	100.0%

NAIC Designations

1	$748,009	50.4%
2	651,842	43.9%
3	56,704	3.8%
4	18,575	1.3%
5	2,070	0.1%
6	8,222	0.6%
U.S. Insurer Fixed Income (2)	1,485,422	100.0%
Other (3)	232,426
Cash and cash equivalents	108,062
Total Invested Assets	$1,825,910	OK

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

								YOY Q2
(Dollars in thousands)		Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	$ Change	% Change
Net Investment Income by Source
Bonds & notes		$29,014	$27,462	$27,413	$26,019	$25,762	$23,797	$(3,665)	-13.3%
Preferred and common stocks		188	165	170	194	223	244	79	47.9%
Deposit asset underlying 10% reinsurance treaty		508	650	449	412	1,030	574	(76)	-11.7%
Policy loans		347	306	441	326	314	223	(83)	-27.2%
Cash & cash equivalents		70	65	63	109	135	111	46	70.8%
Other		(19)	13	—	—	37	38	25	nm
	Total investment income	30,108	28,662	28,536	27,060	27,500	24,987	(3,675)	-12.8%
Investment expenses		1,482	1,433	1,433	1,417	1,403	1,382	(51)	-3.6%
	Net investment income	$28,626	$27,229	$27,103	$25,643	$26,097	$23,605	$(3,623)	-13.3%
	Fixed income book yield, end of period	5.30%	5.38%	5.33%	5.52%	5.46%	5.48%
	New money yield	2.72%	4.45%	2.42%	3.69%	2.69%	3.46%

								YOY Q2
		Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA		26.1%	25.3%	24.9%	23.5%	23.1%	21.2%	-4.2%
AA		9.5%	9.8%	9.9%	8.3%	8.5%	7.6%	-2.2%
A		22.4%	22.6%	22.6%	23.7%	23.3%	23.4%	0.8%
BBB		35.8%	35.9%	35.9%	37.6%	38.8%	41.3%	5.5%
Below Investment Grade		6.2%	6.3%	6.6%	6.9%	6.3%	6.4%	0.1%
NA		0.0%	0.1%	0.0%	0.0%	0.1%	0.1%	0.0%
	Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

	Average rating by amortized cost	A	A	A	A	A	A	na

		As of June 30, 2012				As of June 30, 2012			As of June 30, 2012
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1		$32,700	$29,976	AAA	United Kingdom	$65,469	$60,686	AAA	$—	$—
2	General Electric Co	14,295	12,762	AA+	Australia	50,368	46,154	AA	2,934	2,725
3	Verizon Communications Inc	13,003	11,498	A-	Canada	42,055	38,310	A	17,072	15,507
4	Bank of America Corp	12,511	11,678	A-	France	24,868	23,844	BBB	11,905	10,533
5	Province of Ontario Canada	11,246	9,177	AA-	Brazil	18,272	16,273	Below Investment Grade	-	-
6	Iberdrola SA	10,572	9,441	BBB+	Germany	14,941	13,763	NA	-	-
7	National Rural Utilities Cooperative	10,369	7,185	A+	Ireland	13,483	12,742	Total	$31,911	$28,764
8	Prologis Inc	10,309	9,413	BBB-	Netherlands	13,092	12,507
9	Time Warner Cable Inc	9,417	9,120	BBB	Korea Republic Of	12,404	11,700
10	Altria Group Inc	9,282	7,417	BBB	Spain	12,031	11,504	Non-Government Investments (1)
11	Province of Quebec Canada	8,672	7,077	A+	Italy	11,325	11,189
12	Phillips 66	8,547	7,224	A	Switzerland	8,900	7,534	AAA	$—	$—
13	Ventas Inc	8,335	8,101	BBB	Mexico	8,278	7,375	AA	21,617	19,250
14	Roche Holding AG	8,141	6,564	AA-	Luxembourg	8,181	7,239	A	109,526	100,968
15	Valspar SA	7,929	7,099	BBB	Belgium	7,611	6,259	BBB	166,964	155,577
16	ArcelorMittal	7,799	7,011	BBB-	Emerging Markets (2)	9,066	8,217	Below Investment Grade	18,600	18,848
17	International Business Machine	7,685	6,406	AA-	All Other	31,482	29,776	NA	3,209	1,665
18	Montpelier Re Holdings Ltd	7,684	7,207	BBB	Total	$351,826	$325,071	Total	$319,915	$296,307
19	TESCO PLC	7,430	6,313	A-
20	Edison International	7,193	6,259	B
21	BHP Billiton Ltd	7,136	6,556	A+
22	MetLife Inc	7,037	6,626	AA-
23	TE Connectivity Ltd	7,008	6,974	BBB
24	American Express Co	6,905	6,449	BBB
25	Republic of Korea	6,904	6,368	A
	Total	$248,107	$219,902

	% of total fixed income portfolio	12.5%	12.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

14 of 15

Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2007	2008	2009	2010	2011	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012

Recruits	220,950	235,125	221,920	231,390	244,756	52,813	65,138	83,074	43,731	58,551	48,976

Life-insurance licensed sales force, beginning of period	96,532	97,125	100,651	99,785	94,850	94,850	92,212	90,519	91,970	91,176	89,651
New life-licensed representatives	36,308	39,383	37,629	34,488	33,711	7,145	8,061	10,334	8,171	7,650	9,786
Non-renewal and terminated representatives	(35,715)	(35,857)	(38,495)	(39,423)	(37,385)	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)	(8,569)
Life-insurance licensed sales force, end of period	97,125	100,651	99,785	94,850	91,176	92,212	90,519	91,970	91,176	89,651	90,868

Issued term life policies	244,733	241,173	233,837	223,514	237,535	51,281	59,826	65,067	61,361	56,145	60,583

Issued term life face amount	$87,619	$87,279	$80,497	$74,401	$73,146	$16,735	$18,974	$18,885	$18,552	$16,983	$18,307

Term life face amount in force, beginning of period	$599,470	$632,086	$633,467	$650,195	$656,791	656,791	$658,523	$663,617	$666,182	$664,955	$664,423
Issued term life face amount	87,619	87,279	80,497	74,401	73,146	16,735	18,974	18,885	18,552	16,983	18,307
Terminated term life face amount	(64,966)	(72,008)	(74,642)	(70,964)	(66,951)	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)	(14,322)
Foreign currency impact, net	9,963	(13,891)	10,873	3,158	1,970	2,244	843	(98)	(1,019)	(1,208)	(384)
Term life face amount in force, end of period	$632,086	$633,467	$650,195	$656,791	$664,955	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024

Estimated annualized issued term life premium
Premium from new policies	$208.9	$205.0	$193.7	$180.8	$187.6	$41.1	$47.5	$50.1	$48.9	$44.7	$47.8
Additions and increases in premium	43.4	43.0	42.6	44.6	44.9	10.4	11.4	11.5	11.6	10.7	11.4
Total estimated annualized issued term life premium	$252.4	$248.0	$236.3	$225.4	$232.5	$51.5	$58.9	$61.7	$60.4	$55.4	$59.2

Investment & Savings product sales	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$1,193.9

Investment & Savings average client asset values	$36,735	$32,763	$26,845	$31,908	$34,870	$35,602	$36,463	$34,192	$33,224	$35,122	$35,550

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